UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2011

YA ZHU SILK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-155486
(Commission File Number)

26-3062449
(IRS Employer Identification No.)

112 North Curry Street, Carson City, Nevada 89703
(Address of principal executive offices, Zip Codes are not applicable in Hong Kong)

(775) 284-3710
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Accountant.

On October 29, 2011, the Board of Directors of our company dismissed by mutual agreement, Seale and Beers, CPAs, PCAOB & CPAB Registered Auditors, as its principal independent accountant. On November 28, 2011, we engaged Stan Jeong-Ha Lee, Certified Public Accountant (“CPA”)as our principal independent accountant. The audit committee of our company approved the dismissal of Seale and Beers, CPAs. and the engagement of Stan Jeong-Ha Lee as its independent auditor.

Seale and Beers, CPAs’ report on our company’s financial statements for the fiscal years ended August 31, 2010 and August 31, 2009 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

During our company’s fiscal years ended August 31, 2010 and August 31, 2009 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Seale and Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of Seale and Beers, CPAs, would have caused Stan Jeong-Ha Lee, CPA to make reference to the subject matter of the disagreement(s) in connection with its report.

During our company’s fiscal years ended August 31, 2010 and August 31, 2009 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Seale and Beers, CPAs with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Seale and Beers, CPAs has not yet been received but will be filed as soon as it is available, to an amended Form 8-K.

(b) Engagement of Independent Accountant.

During our company’s fiscal years ended August 31, 2010 and August 31, 2009 and in the subsequent interim period through the date of appointment of Stan Jeong-Ha Lee, CPA on November 28, 2011, we have not consulted with Stan Jeong-Ha Lee, CPA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Stan Jeong-Ha Lee, CPA provided to our company a written report or oral advice that Stan Jeong-Ha Lee, CPA concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, our company has not consulted with Stan Jeong-Ha Lee, CPA regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits
Exhibits
16.1	Letter from Seale and Beers, CPAs regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAZHU SILK, INC

 By: /s/ Fengrui Yue
Fengrui Yue
President

Dated: December 29, 2011